UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                January 28, 2009
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                Date of Report (Date of earliest event reported)


                               WVS Financial Corp.
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             (Exact name of registrant as specified in its charter)


 Pennsylvania                           0-22444                      25-1710500
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 (State or other                 (Commission File Number)         (IRS Employer
 jurisdiction of incorporation)                              Identification No.)


 9001 Perry Highway, Pittsburgh, Pennsylvania                             15237
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(Address of principal executive offices)                             (Zip Code)


                                 (412) 364-1913
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 8.01   Other Events

On January 28, 2009, WVS Financial Corp. (the "Company"), the holding company for West View Savings Bank (the "Savings Bank"), announced that the Company's Board of Directors authorized its Tenth Stock Repurchase Program. The Tenth Repurchase Program will total 106,000 shares, or approximately 5.00%, of the 2,122,185 shares of common stock expected to be outstanding upon completion of the current Ninth Stock Repurchase Program. For additional information, reference is made to the Press Release, dated January 28, 2009, which is attached hereto as Exhibit 99 and is incorporated herein by reference.


Item 9.01   Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Not applicable

      (d)   Exhibits

            Exhibit 99 - Press Release, dated January 28, 2009.


This information, including the press release filed as Exhibit 99, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               WVS FINANCIAL CORP.



Dated:  January 28, 2009                       By:   /s/ David J. Bursic
                                                     ---------------------------
                                                     David J. Bursic
                                                     President and
                                                     Chief Executive Officer